SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Macy’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2019. Meeting Information MACY'S, INC. Meeting Type: Annual Meeting For holders as of: March 21, 2019 Date: May 17, 2019 Time: 11:00 a.m. Eastern Time Location: Macy's, Inc. Corporate Offices 7 West 7th Street Cincinnati, Ohio 45202-2471 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MACY'S, INC. 7 WEST 7TH STREET CINCINNATI, OH 45202-2471 E70979-P20593-Z74548 See the reverse side of this notice to obtain proxy materials and voting instructions.

E70980-P20593-Z74548 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2019 to facilitate timely delivery. ANNUAL REPORT FORM 10-K NOTICE AND PROXY STATEMENT XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

E70981-P20593-Z74548 Voting Items The Board of Directors Recommends a Vote "For" the Following Nominees: 1. ELECTION OF DIRECTORS 1b. Francis S. Blake 1a. David P. Abney 1c. John A. Bryant 1d. Deirdre P. Connelly 1e. Jeff Gennette 1f. Leslie D. Hale 1g. William H. Lenehan 1h. Sara Levinson 1i. Joyce M. Roché 1j. Paul C. Varga 1k. Marna C. Whittington 2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending February 1, 2020. 3. Advisory vote to approve named executive officer compensation. The Board of Directors Recommends a Vote "For" Item 2. The Board of Directors Recommends a Vote "For" Item 3. The Board of Directors Recommends a Vote “Against” Item 4. 4. Shareholder proposal on political disclosure. The Board of Directors Recommends a Vote “Against” Item 5. 5. Shareholder proposal on recruitment and forced labor. NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

E70982-P20593-Z74548